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                                  DETACH HERE


                                     PROXY

                      ANSWERTHINK CONSULTING GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




   The undersigned hereby appoints Ted A. Fernandez and John F. Brennan, jointly and individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock, par value $.001 per share, of AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 10, 2000, or any postponements or adjournments thereof, as follows on the reverse side.

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 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
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Vote by Telephone
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It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

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Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.
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Your vote is important!
call 1-877-PRX-VOTE anytime!

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Vote by Internet
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It's fast, convenient and your vote is immediately confirmed and posted.

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Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/ansr

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.
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Your vote is important!
Go to http://www.eproxyvote.com/ansr anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet


                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

1. Election of Directors
   Nominees: (01) Robert J. Bahash, (02) David N. Dungan,
             (03) Allan R. Frank, (04) William C. Kessinger

      FOR    [_]               [_]  WITHHELD
      ALL                           FROM ALL
    NOMINEES                        NOMINEES

                                                        MARK HERE
[_]                                                     FOR ADDRESS   [_]
   -----------------------------------------            CHANGE AND
   For all nominees except as noted above               NOTE BELOW


                                                     FOR    AGAINST   ABSTAIN
2. Proposal to approve an amendment to the           [_]      [_]       [_]
   Company's Articles of Incorporation
   changing the name of the Company to
   "answerthink, Inc."

3. Proposal to approve an amendment to               [_]      [_]       [_]
   the Company's 1998 Stock option and incentive
   Plan increasing the number of shares of
   Common Stock available for issuance thereunder from 10,000,000 to 15,000,000 shares.

4. Proposal to ratify PricewaterhouseCoopers LLP     [_]      [_]       [_]
   as the Company's independent public
   accountants for the fiscal year ending
   December 29, 2000.

5. In accordance with their discretion upon such other matters as may properly come before the meeting and any postponements or adjournments thereof.


When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND ALL OF THE PROPOSALS SET FORTH HEREIN.

(Please sign exactly as name appears on share certificate. When shares are registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:                                               Date:
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Signature:                                               Date:
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